UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EAGLE MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

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The following press release was published by Eagle Materials Inc. on May 8, 2019.

FOR IMMEDIATE RELEASE

EAGLE MATERIALS ISSUES STATEMENT REGARDING SACHEM HEAD NOMINATIONS

Confirms Receipt of Director Nominations; No Shareholder Action Required at This Time;

Eagle’s Previously Announced Strategic Portfolio Review is Underway

DALLAS – May 8 – Eagle Materials (NYSE: EXP, “Eagle” or the “Company”) today confirmed that Sachem Head Capital Management (“Sachem Head”) has submitted nominations for two candidates for election to the Company’s Board of Directors at its 2019 Annual Meeting of Shareholders, scheduled for August 6, 2019. Eagle shareholders are not required to take any action at this time. The Eagle Board of Directors issued the following statement in response:

Eagle’s Board is committed to delivering long-term value for all shareholders, and is open-minded and receptive toward ideas that advance this objective.

As announced on April 18, 2019, following consultation with and input from the Company’s largest shareholders, including Sachem Head, the Eagle Board and management team commenced a strategic review of the Company’s portfolio of businesses to help ensure the Company’s inherent value is appropriately reflected in the marketplace and the Company is best positioned to unlock that value.

The Board’s independent directors, who have extensive operational, financial and transactional experience, are deeply involved with the strategic portfolio review and believe that execution of the review already underway with the existing Board will result in the most efficient, thorough and timely result. The review is ongoing and the Company does not intend to publicly discuss or disclose developments with respect to this process unless and until the Board has approved a definitive action, or the process is otherwise concluded.

Notwithstanding the ongoing strategic review, the Board and management team are executing a strategy designed to strongly position the Company for growth and value creation across industry cycles. The Company also recently announced Board authorization for the repurchase of an additional 10.0 million shares of common stock, bringing the Company’s total repurchase authorization to 10.7 million shares, or nearly 25% of the Company’s outstanding share capital. These authorized repurchases are in addition to the nearly $300 million Eagle has already returned to shareholders during fiscal 2019 through a combination of share repurchases and dividends.

The Eagle Board will continue to take actions that it believes are in the best interests of the Company and all of its shareholders.

The Eagle Board will review Sachem Head’s materials and will present its formal recommendation regarding director nominations and any shareholder proposals in the Company’s definitive proxy materials that will be filed with the Securities and Exchange Commission and mailed to shareholders eligible to vote at the 2019 Annual Meeting.

Goldman Sachs & Co. LLC is serving as financial advisor to Eagle and Wachtell, Lipton, Rosen & Katz is serving as legal counsel.

About Eagle Materials Inc.

Eagle Materials Inc. manufactures and distributes Cement, Gypsum Wallboard, Recycled Paperboard, Concrete and Aggregates, and Oil and Gas Proppants from more than 75 facilities across the US. Eagle is headquartered in Dallas, Texas.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements about expected results, the strategic portfolio review process, potential transactions and other matters that are not historical facts. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations. Please refer to the publicly filed documents of the Company, including the most recent Forms 10-K and 10-Q, for additional information about the Company and about the risks and uncertainties related to the Company’s business which may affect the statements made in this press release.

Important Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2019 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://ir.eaglematerials.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in the Solicitation

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting of Shareholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement, dated June 22, 2018, for its 2018 Annual Meeting of Shareholders. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the 2018 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the Company’s 2019 Annual Meeting of Shareholders, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement for the 2019 Annual Meeting of Shareholders and the other relevant documents to be filed with the SEC.

Contacts

Investor Contact

For additional information, contact at 214-432-2000.

Robert S. Stewart

Executive Vice President, Strategy, Corporate Development and Communications

or

Media Contact

Joele Frank, Wilkinson Brimmer Katcher

Jim Golden / Clayton Erwin / Sophie Throsby

(212) 355 4449